Exhibit (i)

ICI MUTUAL INSURANCE COMPANY,
Risk Retention Group

INVESTMENT COMPANY BLANKET BOND

RIDER NO. 1

BOND NUMBER
Eaton Vance Management		00125109B
EFFECTIVE DATE	BOND PERIOD	AUTHORIZED REPRESENTATIVE
September 1, 2009	September 1, 2009 to September 1, 2010	/S/ John T. Mulligan

In consideration of the premium charged for this Bond, it is hereby understood and agreed that Item 1 of the Declarations, Name of Insured, shall include the following:

Eaton Vance Non-Funds:
o	Atlanta Capital Management Company, LLC
o	Atlanta Capital, L.P.
o	Eaton Vance Corp.
o	Eaton Vance Acquisitions
o	Eaton Vance Trust Company
o	Eaton Vance Investment Counsel
o	Eaton Vance Management (International) Ltd.
o	Eaton Vance Management
o	Boston Management and Research
o	Eaton Vance, Inc.
o	Eaton Vance Distributors, Inc.
o	Parametric Portfolio Associates, LLC
o	Parametric Portfolio, L.P.
o	Eaton Vance Advisers (Ireland) Limited
o	Eaton Vance CDO Corp.
o	Parametric Risk Advisors, LLC
o	Fox Asset Management LLC
o	Eaton Vance Real Estate Management
o	Eaton Vance Consolidated Health & Welfare Benefit Plan
o	Eaton Vance Corp. Deferred Compensation Plan
o	Eaton Vance Management Education Assistance Plan
o	Eaton Vance Management Master Trust for Retirement Plans
o	Eaton Vance Management Profit Sharing Retirement Plan
o	Eaton Vance Management Savings Plan

Eaton Vance Growth Trust, a series fund consisting of:
o	Eaton Vance Asian Small Companies Fund
o	Eaton Vance-Atlanta Capital Focused Growth Fund
o	Eaton Vance-Atlanta Capital SMID-Cap Fund

o	Eaton Vance Global Growth Fund
o	Eaton Vance Greater China Growth Fund
o	Eaton Vance Multi-Cap Growth Fund
o	Eaton Vance Worldwide Health Sciences Fund

Eaton Vance Investment Trust, a series fund consisting of:
o	AMT-Free Limited Maturity Municipal Income Fund
o	Eaton Vance California Limited Maturity Municipal Income Fund
o	Eaton Vance Massachusetts Limited Maturity Municipal Income Fund
o	Eaton Vance National Limited Maturity Municipal Income Fund
o	Eaton Vance New Jersey Limited Maturity Municipal Income Fund
o	Eaton Vance New York Limited Maturity Municipal Income Fund
o	Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

Eaton Vance Municipals Trust, a series fund consisting of:
o	Eaton Vance Alabama Municipal Income Fund
o	Eaton Vance Arizona Municipal Income Fund
o	Eaton Vance Arkansas Municipal Income Fund
o	Eaton Vance California Municipal Income Fund
o	Eaton Vance Colorado Municipal Income Fund
o	Eaton Vance Connecticut Municipal Income Fund
o	Eaton Vance Georgia Municipal Income Fund
o	Eaton Vance Kentucky Municipal Income Fund
o	Eaton Vance Louisiana Municipal Income Fund
o	Eaton Vance Maryland Municipal Income Fund
o	Eaton Vance Massachusetts Municipal Income Fund
o	Eaton Vance Michigan Municipal Income Fund
o	Eaton Vance Minnesota Municipal Income Fund
o	Eaton Vance Missouri Municipal Income Fund
o	Eaton Vance National Municipal Income Fund
o	Eaton Vance New Jersey Municipal Income Fund
o	Eaton Vance New York Municipal Income Fund
o	Eaton Vance North Carolina Municipal Income Fund
o	Eaton Vance Ohio Municipal Income Fund
o	Eaton Vance Oregon Municipal Income Fund
o	Eaton Vance Pennsylvania Municipal Income Fund
o	Eaton Vance Rhode Island Municipal Income Fund
o	Eaton Vance South Carolina Municipal Income Fund
o	Eaton Vance Tennessee Municipal Income Fund
o	Eaton Vance Virginia Municipal Income Fund

Eaton Vance Municipals Trust II, a series fund consisting of:
o	Eaton Vance Insured Municipal Income Fund
o	Eaton Vance High Yield Municipal Income Fund
o	Eaton Vance Kansas Municipal Income Fund
o	Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund
o	Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund
o	Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

Eaton Vance Mutual Funds Trust, a series fund consisting of:
o	Eaton Vance AMT-Free Municipal Income Fund

o	Build America Bond Fund
o	Eaton Vance Emerging Markets Local Income Fund
o	Eaton Vance Floating-Rate Fund
o	Eaton Vance Floating-Rate Advantage Fund
o	Eaton Vance Floating-Rate & High Income Fund
o	Eaton Vance Global Dividend Income Fund
o	Eaton Vance Global Macro Absolute Return Fund
o	Eaton Vance Government Obligations Fund
o	Eaton Vance High Income Opportunities Fund
o	Eaton Vance International Equity Fund
o	Eaton Vance International Income Fund
o	Eaton Vance Large Cap Core Research Fund
o	Eaton Vance Low Duration Fund
o	Eaton Vance Money Market Fund
o	Eaton Vance Multi-Strategy Absolute Return Fund
o	Eaton Vance Strategic Income Fund
o	Eaton Vance Structured Emerging Markets Fund
o	Eaton Vance Structured International Equity Fund
o	Eaton Vance Tax Free Reserves
o	Eaton Vance Tax-Managed Equity Asset Allocation Fund
o	Eaton Vance Tax-Managed Global Dividend Income Fund
o	Eaton Vance Tax-Managed Growth Fund 1.1
o	Eaton Vance Tax-Managed Growth Fund 1.2
o	Eaton Vance Tax-Managed International Equity Fund
o	Eaton Vance Tax-Managed Mid-Cap Core Fund
o	Eaton Vance Tax-Managed Multi-Cap Growth Fund
o	Eaton Vance Tax-Managed Small-Cap Fund
o	Eaton Vance Tax-Managed Small-Cap Value Fund
o	Eaton Vance Tax-Managed Value Fund
o	Eaton Vance U.S. Government Money Market Fund

Eaton Vance Series Trust, a series fund consisting of:
o	Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II, a series fund consisting of:
o	Eaton Vance Income Fund of Boston
o	Eaton Vance Tax-Managed Emerging Markets Fund

Eaton Vance Special Investment Trust, a series fund consisting of:
o	Eaton Vance Balanced Fund
o	Eaton Vance Commodity Strategy Fund
o	Eaton Vance Dividend Builder Fund
o	Eaton Vance Emerging Markets Fund
o	Eaton Vance Enhanced Equity Option Income Fund
o	Eaton Vance Equity Asset Allocation Fund
o	Eaton Vance Greater India Fund
o	Eaton Vance Investment Grade Income Fund
o	Eaton Vance Large-Cap Growth Fund
o	Eaton Vance Large-Cap Value Fund
o	Eaton Vance Real Estate Fund
o	Eaton Vance Risk-Managed Equity Option Income Fund

o	Eaton Vance Short-Term Real Return Fund
o	Eaton Vance Small-Cap Fund
o	Eaton Vance Small-Cap Value Fund
o	Eaton Vance Special Equities Fund

Eaton Vance Variable Trust, a series fund consisting of:
o	Eaton Vance VT Floating-Rate Income Fund
o	Eaton Vance VT Large-Cap Value Fund
o	Eaton Vance VT Worldwide Health Sciences Fund

Eaton Vance Closed-End Funds
	o	Eaton Vance California Municipal Bond Fund
	o	Eaton Vance California Municipal Bond Fund II
	o	Eaton Vance California Municipal Income Trust
	o	Eaton Vance Enhanced Equity Income Fund
	o	Eaton Vance Enhanced Equity Income Fund II
	o	Eaton Vance Floating-Rate Income Trust
	o	Eaton Vance Limited Duration Income Fund
	o	Eaton Vance Massachusetts Municipal Bond Fund
	o	Eaton Vance Massachusetts Municipal Income Trust
	o	Eaton Vance Michigan Municipal Bond Fund
	o	Eaton Vance Michigan Municipal Income Trust
	o	Eaton Vance Municipal Bond Fund
	o	Eaton Vance Municipal Bond Fund II
	o	Eaton Vance Municipal Income Trust
	o	Eaton Vance National Municipal Opportunities Trust
	o	Eaton Vance New Jersey Municipal Bond Fund
	o	Eaton Vance New Jersey Municipal Income Trust
	o	Eaton Vance New York Municipal Bond Fund
	o	Eaton Vance New York Municipal Bond Fund II
	o	Eaton Vance New York Municipal Income Trust
	o	Eaton Vance Ohio Municipal Bond Fund
	o	Eaton Vance Ohio Municipal Income Trust
	o	Eaton Vance Pennsylvania Municipal Bond Fund
	o	Eaton Vance Pennsylvania Municipal Income Trust
	o	Eaton Vance Risk-Managed Diversified Equity Income Fund
	o	Eaton Vance Senior Floating-Rate Trust
	o	Eaton Vance Senior Income Trust
	o	Eaton Vance Short Duration Diversified Income Fund
	o	Eaton Vance Tax-Advantaged Dividend Income Fund
	o	Eaton Vance Tax-Advantaged Global Dividend Income Fund
	o	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
	o	Eaton Vance Tax-Managed Buy-Write Income Fund
	o	Eaton Vance Tax-Managed Buy-Write Opportunities Fund
	o	Eaton Vance Tax-Managed Diversified Equity Income Fund
	o	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
	o	Eaton Vance Tax-Managed Global Diversified Equity Income Fund
	o	Eaton Vance Tax-Advantage Bond and Option Strategies Fund (effective a/o
6.25.10)

Eaton Vance Portfolios
	o	Asian Small Companies
	o	Boston Income
	o	Build America Bond
	o	Dividend Builder
	o	Emerging Markets Local Income
	o	Emerging Markets
	o	Floating Rate
	o	Focused Growth
	o	Global Dividend Income
	o	Global Growth
	o	Global Macro
	o	Global Opportunities
	o	Government Obligations
	o	Greater China Growth
	o	Greater India
	o	High Income Opportunities
	o	Inflation-Linked Securities Portfolio
	o	International Equity
	o	International Income
	o	Investment Grade Income
	o	Investment
	o	Large-Cap Core Research
	o	Large-Cap Growth
	o	Large-Cap Value
	o	Multi-Cap Growth
	o	Multi-Sector
	o	Senior Debt
	o	Small-Cap
	o	SMID-Cap
	o	Special Equities
	o	Tax-Managed Growth
	o	Tax-Managed International Equity
	o	Tax-Managed Mid-Cap Core
	o	Tax-Managed Multi-Cap Growth
	o	Tax-Managed Small-Cap
	o	Tax-Managed Small Cap Value
	o	Tax-Managed Value
	o	Worldwide Health Sciences

Eaton Vance Fund Cayman Islands Wholly Owned Subsidiaries
o	Eaton Vance CSF Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Commodity Strategy Fund
o	Eaton Vance DIF Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Diversified Income Fund
o	Eaton Vance EVG Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Short Duration Diversified Income Fund
o	Eaton Vance SIF Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Strategic Income Fund
o	Eaton Vance EMLIP Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Emerging Markets Local Income Portfolio

o	Eaton Vance GMP Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Global Macro Portfolio
o	Eaton Vance GOP Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance Global Opportunities Portfolio
o	Eaton Vance IIP Commodity Subsidiary, Ltd. a wholly owned subsidiary of Eaton
Vance International Income Portfolio
o	Eaton Vance MSP Commodity Subsidiary, Ltd. a wholly owned subsidiary of Multi-
Sector Portfolio

Eaton Vance Medallion Funds, Ltd., a series fund consisting of:
o	Eaton Vance International (Cayman Islands) Floating-Rate Income Fund
o	Eaton Vance International (Cayman Islands) Strategic Income Fund
o	Eaton Vance (Cayman Islands) Floating Rate Income Portfolio

Eaton Vance Emerald Funds plc, a series fund consisting of:
o	Eaton Vance International (Ireland) Global Macro Fund (effective a/o 5.6.10)
o	Eaton Vance International (Ireland) PPA Emerging Markets Equity Fund
o	Eaton Vance International (Ireland) U.S. High Yield Bond Fund
o	Eaton Vance International (Ireland) U.S. Research Fund
o	Eaton Vance International (Ireland) U.S. Value Fund
o	Eaton Vance International (Ireland) Worldwide Health Sciences Fund

Eaton Vance Exchange Funds
o	Altavera Capital Fund LLC
o	Belair Capital Fund LLC
o	Belbrook Capital Fund LLC
o	Belcrest Capital Fund LLC
o	Beldore Capital Fund LLC
o	Belmar Capital Fund LLC
o	Belport Capital Fund LLC
o	Belrose Capital Fund LLC
o	Belshire Capital Fund LLC
o	Belterra Capital Fund LLC
o	Belvedere Capital Fund Company LLC
o	Belvedere Equity Fund LLC
o	Belwater Capital Fund LLC
o	Clearfork Capital Fund LLC
o	Clearwood Capital Fund LLC

The U.S. Charitable Gift Trust, a series fund consisting of:
o	Charitable Deferred Retirement Fund - 10 Year Investment Grade
o	Charitable Deferred Retirement Fund - 12 Year High Yield
o	Charitable Deferred Retirement Fund - 12 Year Investment Grade
o	Charitable Deferred Retirement Fund - 20 Year High Yield
o	Donor Advised Fund - Cash Management Fund
o	Donor Advised Fund - Gift Fund Preservation Fund
o	Donor Advised Fund – Growth & Income Fund
o	Donor Advised Fund - Growth Fund
o	Donor Advised Fund - Income Fund
o	Donor Advised Fund – Large Cap Value
o	Pooled Income Fund - Growth & Income Fund

o	Pooled Income Fund - High Yield Fund
o	Pooled Income Fund – Income Fund

Eaton Vance Trust Company Collective Investment Trust for Employee Benefit Plans, a series fund consisting of:
o	Eaton Vance High Yield Fund
o	Eaton Vance High Yield Fund II (effective 8/10)
o	Eaton Vance Investment Grade Income Fund
o	Eaton Vance Large Cap Core Research Fund
o	Eaton Vance Large Cap Growth Fund
o	Eaton Vance Large Value Fund I
o	Eaton Vance Large Value Fund II
o	Eaton Vance Large Value Fund III
o	Eaton Vance Structured Emerging Markets Collective Trust

Eaton Vance Institutional/Private Funds
o	Eaton Vance Cash Collateral Fund, LLC
o	Eaton Vance Cash Free Reserve Fund, LLC
o	Eaton Vance Institutional Senior Loan Fund
o	Eaton Vance Institutional Senior Loan Trust Series I, II, IV, & V
o	Eaton Vance Loan Opportunities Fund, Ltd
o	Eaton Vance Money Market Fund Ltd.
o	Eaton Vance Small Cap Core Fund, LLC
o	Eaton Vance Tax-Managed Multi-Cap Portfolio LLC
o	Eaton Vance Option Absolute Strategy Fund, LLC

Eaton Vance CDO Corporation
o	Eaton Vance CDO, Ltd.
o	Eaton Vance CDO II, Ltd.
o	Eaton Vance CDO VII, Ltd.
o	Eaton Vance CDO VIII, Ltd.
o	Eaton Vance CDO IX, Ltd.
o	Eaton Vance CDO X, Ltd.

Eaton Vance Blue Sky Loan Trust
o	Big Sky II Senior Loan Fund, Ltd.
o	Big Sky III Senior Loan Trust
o	Eaton Vance Variable Leverage Fund Ltd.